UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

O-I GLASS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2020. O-I GLASS, INC. ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 O-I GLASS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2020 Date: May 12, 2020 Time: 9:00 AM EDT Location: Plaza 2 O-I World Headquarters Perrysburg, Ohio 43551 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting See the reverse side of this notice to obtain proxy materials and voting instructions. E97157-P34051

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: STAKEHOLDER LETTER NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote ..com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: This notice serves as an admission ticket for one shareholder as of March 16, 2020 and must be presented at the door for admittance to the Annual Meeting of Share Owners. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E97158-P34051

Voting Items The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors Nominees: 1a. Samuel R. Chapin 1b. Gordon J. Hardie 1d. John Humphrey 1e. Anastasia D. Kelly 1f. Andres A. Lopez 1g. Alan J. Murray 1h. Hari N. Nair 1i. Joseph D. Rupp 1j. Catherine I. Slater 1k. John H. Walker 1l. Carol A. Williams The Board of Directors recommends you vote FOR proposals 2, and 3: 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020. 3. To approve, by advisory vote, the Company's named executive officer compensation. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. E97159-P34051

E97160-P34051